NEWPARK  RESOURCES  PRESENTATION AUGUST  2018

FORWARD  LOOKING  STATEMENTS This presentation contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of  1995, as amended. All statements that address expectations or projections about the future, including Newpark's strategy for  growth, product development, market position, expected expenditures and future financial results are forward‐looking  statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward‐looking statements but are not the exclusive means of  identifying them. These statements are not guarantees of future performance and involve a number of risks, uncertainties and  assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the  Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10‐K for the year ended December 31,  2017, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These  risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration  and reliance on the U.S. exploration and production market, risks related to our international operations, our ability to replace  existing contracts, the cost and continued availability of borrowed funds including noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business  acquisitions and capital investments, the availability of raw materials or the impact of tariffs on the cost of such raw materials, the  availability of skilled personnel, our market competition, our ability to expand our product and service offerings and enter new customer markets with our existing products, compliance with legal and regulatory matters, including environmental regulations,  the availability of insurance and the risks and limitations of our insurance coverage, the ongoing impact of the U.S. Tax Cuts and  Jobs Act and the refinement of provisional estimates, potential impairments of long‐lived intangible assets, technological  developments in our industry, risks related to severe weather, particularly in the U.S. Gulf Coast, cybersecurity breaches or business system disruptions and risks related to the fluctuations in the market value of our common stock. Newpark's filings with  the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at  www.newpark.com. We assume no obligation to update, amend or clarify publicly any forward‐looking statements, whether as a  result of new information, future events or otherwise, except as required by securities laws. In light of these risks, uncertainties  and assumptions, the forward‐looking events discussed in this presentation might not occur. 2

NON‐ GAAP  FINANCIAL  MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance  as calculated in accordance with generally accepted accounting principles (“GAAP”).  These  non‐GAAP financial measures include  earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to  Capital.  Management believes that these non‐GAAP financial measures are frequently used by investors, securities analysts and  other parties in the evaluation of our performance and/or that of other companies in our industry.  In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our  consolidated EBITDA, along with other factors. The methods we use to produce these non‐GAAP financial measures may differ  from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial  measures prepared in accordance with GAAP. 3

COMPANY  OVERVIEW Consolidated Revenues $1,400  Balanced income contribution  from two  Full Year operating segments: $1,200 $1,118 First Half $1,042 $1,000 Fluids Systems 3rd largest global provider of Drilling and  millions)   $800 $748 ($   $677 Completions Fluids to Oil and Gas  $600 $471 exploration** Revenues $400 $464 $342 Mats and Integrated Services $200 Leading provider of engineered worksite  $0 solutions, with diversified customer  2013 2014 2015 2016 2017 2018 base across industries  First Half 2018 ‐ Breakdown by Segment Oil and gas exploration  Electrical transmission and distribution Revenue EBITDA* Fluids Systems  Pipeline Mats and Integrated Services  Petrochemical 23%  Construction 48% 52% 77%  Revenue recovery driven by oilfield  activity increase and strategic growth  * EBITDA is a non‐GAAP financial measure. See reconciliation to the most comparable  initiatives GAAP measure in the Appendix to this presentation. EBITDA contribution % based on  ** Source:  2017 Oilfield Market Report, Spears & Associates, Inc. Segment EBITDA and excludes Corporate Office expenses. 4

GLOBAL  STRENGTH  Revenue by Region –First Half 2018 U.S. Canada Latin America Eastern Hemisphere 25% 4% 7% 64% 5

STRENGTHENED  BY  OUR  INVESTMENTS  Infrastructure investments significantly  enhance our competitiveness and support  our market expansion and diversification  initiatives   Reflects our commitment to be the global  leader in fluids and matting technology Fluids:  Manufacturing Facility &  Distribution Center  ‐ Completed 2016 Mats:  Manufacturing Facility ‐ Completed 2015  Fluids:  Gulf of Mexico Deepwater  and Technology Center  ‐ Completed 2016 Shorebase –Completed 2017 6

FLUIDS  SYSTEMS‐ OVERVIEW Total Segment Revenues $1,200 Full Year  Largest independent Drilling  $965 $1,000 $926 First Half and Completion Fluids provider  $800 globally* millions) $616   $600 $581 ($   $395 $400 $357 Capitalizing on strong market  $200 $287  Revenues $0 position in drilling fluids to  2013 2014 2015 2016 2017 2018 expand offerings in completion  First Half ‐ 2018 Revenue by Region fluids and stimulation  chemicals 5% 30%  Expanding IOC & NOC  55% relationships to grow global  10% market share U.S. Canada Eastern Hemisphere Latin America * Source: 2017 Oilfield Market Report, Spears & Associates, Inc. 7

FLUIDS  SYSTEMS‐ LEADING  TECHNOLOGY  Proven drilling fluid systems designed to  enhance wellsite performance  Evolution® high‐performance, water‐based  technology for global applications   Fusion™ brine fluid system creates a  unique enhancement for shale basins  Kronos™ deepwater drilling fluid systems  offers operators a consistent fluid across a  wide temperature and pressure spectrum  Fluids Development  Driving continued advancements in  technology, bringing new chemistries to  enhance drilling efficiencies in challenging  environments 8

FLUIDS  SYSTEMS  –NORTH  AMERICA North American Revenues $800  Hold #2 drilling fluids market share  $687 $700 $654 Full Year position in U.S. land* $600 First Half millions)   $500  Significantly expanded share  ($   $395 $400 $352 through cycle $300 $183 Revenue $200 $231  Service quality, operational focus  $181 $100 and organizational alignment  $0 driving share gains 2013 2014 2015 2016 2017 2018  Expanding presence in deepwater  (1) Average NAM Rig Count & Market Share GOM NAM Rig Count Market Share  2,500 17% 2,241  2,114  16%  First deepwater project with   2,000 15% Shell completed in Q2 2018;   1,500 additional work planned 1,191  14% 1,170  1,083  13%  1,000  Continuing efforts to qualify  639  12%  500 Kronos system with other IOCs 11%  ‐ 10% 2013 2014 2015 2016 2017 First Half 2018 (1) Source:  BHGE and company data *Source:  Kimberlite International Oilfield Research, June 2017 9

FLUIDS  SYSTEMS  – INTERNATIONAL  International Revenues $350  International presence remains key to  Full Year $300 $272 $278 First Half our strategy, leveraging IOC/NOC  $250 $229 $220 relationships globally $212 $200 millions)    More stable than NAM through the  ($   $150 industry cycles $126 $100 $106  Longer term contracts Revenue $50  Largely IOCs/NOCs $0  Fewer competitors 2013 2014 2015 2016 2017 2018  Key contract awards have driven steady  International Revenues by Region growth in EMEA region $300 APAC $28  Kuwait (KOC) $250 $36 LATAM $5 $4  Algeria (Sonatrach)  $18 EMEA $200 $84 $99 $47 $40 $37  Republic of Congo (ENI) millions)   $8 ($   $150  Albania (Shell) $100 $17 $166 $164 $167 $179  APAC increasing due to Q1 2018 start‐ $137 Revenue $50 $101 up of Woodside project in offshore  $0 Australia 2013 2014 2015 2016 2017 First Half  Partnering with Baker Hughes on  2018 integrated service offering 10

MATS  &   INTEGRATED  SERVICES ‐ OVERVIEW  Leading provider of engineered  Total Segment Revenues worksite and access solutions $180 $153 Full Year $160 First Half  Established core business in NAM  $140 $132 $116 E&P market, where mats reduce  $120 $96 operator’s costs and improve  millions)   $100 $106 ($   $76 environmental protection during  $80 drilling and completion phase $60 Revenues $55  In recent years, expanded into non‐ $40 E&P end markets, which now  $20 comprise ~50% of revenues $0 2013 2014 2015 2016 2017 2018  Revenues include rentals & service,   as well as sales of manufactured  First Half Revenue by End Market First Half Revenue by Type matting products NAM E&P NAM NON‐E&P INT'L NON‐E&P Product Sales Rental Service  2017 acquisition significantly  $7 $21 expanded service revenues $46  Patented technology, service  $54 capability and size of composite mat  $45 rental fleet provide competitive  $39 advantage 11

MATS ‐ COMPETITIVE  ADVANTAGES  ACROSS  INDUSTRIES Superior  Transportation, Install &  Enhanced EH&S  Scale &  Quality Remediation Efficiency Attributes Responsiveness DO WE HAVE  PHOTOS OF  ACTUAL INSTALL? PHOTO  FROM PG 3  OF  BROCHURE? 12

MATS  – ACCELERATING  MARKET  DIVERSIFICATION  Leveraging manufacturing  capacity expansion to diversify  market exposure.  Primary  markets targeted include:  Utility Transmission Pipeline Utility Transmission & Distribution – Primary competitive offerings include  wood mats and gravel – Market share currently <3%* – Industry spending projected to grow  by 4% annually** Well Completions Oil & Gas Drilling Oil & Gas Pipeline – Primary competitive offerings include  wood mats and gravel – Market share currently <3%* – Industry spending projected to grow  by 2.9% annually** *Company estimates Heavy Haul Construction **IBISWorld Industry Report  13

MATS  – ACCELERATING  PRODUCT  DEVELOPMENT  Leveraging R&D center to drive innovation,  including next‐generation matting systems,  accessories and adaptations  EPZ Grounding System – Patented system – Elevates worksite safety in utility  transmission and distribution markets – Fully integrated with Dura‐Base matting  EPZ Grounding System Safety Railings system Mobile Mat Washer  – Automated system provides efficient mat  cleaning on customer sites – Reduces labor costs – Environmental benefits include reduced  water consumption and improved separation  Pedestrian Access Ramp Mobile Mat Washing System of contaminants Accessories – Safety railing – Pedestrian access ramps – Secondary containment • Berms • Liners Turning Mat Stronghold Berms – Grapple installation system 14

FINANCIAL  FOCUS Operating Cash Flow $200  Consistently generated positive operating  $152 cash flow and maintained modest debt  $150 $122 level throughout the cycle $100 $89 Short‐Term Focus Millions   $ $50 $38 $21  Pursue repatriation of available foreign  $11 $0 cash following U.S. tax reform 2013 2014 2015 2016 2017 First Half 2018  Continue efforts to optimize working  Capital Structure capital Total Debt Net Debt (1) Total Debt to Capital Ratio $250 35% Long‐Term Strategic Focus $197 $200 $183 $182 $179 32%  Continue strategic investments in fluids $156 $160 $150 29% $125  IOC/deepwater penetration $117 $104 Millions   $100 $97 26% $ $71 $68  Expand product offering to leverage global  $50 23% footprint $0 20%  Aggressively pursue non‐E&P market  2013 2014 2015 2016 2017 June expansion in mats  2018 (1) Net Debt is a non‐GAAP financial measure.  See reconciliation to the most comparable GAAP  measure in the Appendix to this presentation. 15

APPENDIX

MATS  – UTILITY  TRANSMISSION  AND  DISTRIBUTION Market fully addressable by Newpark* Market partially addressable by Newpark* Site Access Market • Represents 5‐10% of total industry spend * • Primary competitive offerings to composite  mats include wood mats and gravel Other Key Demand Drivers (for Access Products) • Aging infrastructure, grid hardening Outlook • Substation upgrade programs The industry is expected to grow moderately  • Environmental regulations and sensitivity over the next five years.  Demand from  • Location / Terrain private electrical power customers is  expected to continue expanding as economic  • Weather growth boosts electricity demand from  businesses.  Additionally, as power  generation is increasingly shifted from coal to  natural gas and renewable sources, requiring  higher infrastructure investment, the industry  is anticipated to benefit. Market Data and Outlook Source:  IBISWorld Industry Report 23713 – Transmission Line Construction in  * Based on Company estimates the U.S. – September 2017 17

MATS  – UTILITY  TRANSMISSION  AND  DISTRIBUTION Market % Spend Distribution by State 1 Infrastructure activity levels tend to track  directionally with population distribution across the  U.S. Targeted Customer Base • Utility Companies • EPC Companies • Construction Service Companies Service company market is very fragmented, as  illustrated below: 1 Key Factors for Newpark to be Successful • Ability to provide products/services in diverse  locations • Large‐scale fleet • Service and product offering • Ability to quickly adopt new technology • Access to skilled labor • Industry agnostic assets and service capabilities 1  IBISWorld Industry Report 23713 – Transmission Line Construction in the U.S.  – September 2017 18

MATS  –OIL  AND  GAS  PIPELINE Market fully addressable by Newpark* Market partially addressable by Newpark* Site Access Market • Represents 5‐10% of total industry  spend * • Primary competitive offerings to  composite mats include wood mats  and gravel Other Key Demand Drivers (for Access  Outlook Products) Industry performance is expected to strengthen  • Government policy over the five years to 2023, due to growth in the  construction of facilities for crude oil and gas  • Regulatory framework (inspection /  refining.  The gas utilities construction market is  integrity) also forecast to grow over the next five years,  propelled mainly by heightened demand for  • Environmental regulations and  natural gas, serving both the residential market  sensitivity and the expanding electricity‐generation  • Location / Terrain market. • Weather Market Data and Outlook Source:  IBISWorld Industry Report 23712 –Oil & Gas Construction in the  U.S. – April 2018 * Based on Company estimates 19

MATS  –OIL  AND  GAS  PIPELINE % Spend Distribution by State 1 Infrastructure activity is concentrated in the regions  close to oil and gas resources Targeted Customer Base • Pipeline Operators • EPC Firms • Integrity/Inspection Companies • Construction Service Companies Service company market is very fragmented, with no  single company accounting for > 3% market share 1 Key Factors for Newpark to be Successful • Large‐scale fleet • Compliance with Government Regulations • Access to skilled labor • Ability to accommodate environmental  requirements • Industry agnostic assets and service capabilities • Ability to expand and curtail operations rapidly, in  line with market demand. 1 IBISWorld Industry Report 23712 –Oil & Gas Construction in the U.S. – April 2018 20

CONSOLIDATED  STATEMENTS  OF  OPERATIONS(UNAUDITED) Three Months Ended June 30,  March 31,  June 30,  (In thousands, except per share data) 2018 2018 2017 Revenues$     236,262 $    227,293 $    183,020 Cost of revenues       188,480      186,455      148,431 Selling, general and administrative expenses         28,708         26,954         26,630 Other operating (income) loss, net                (69)                 46                  (9) Operating income           19,143         13,838           7,968 Foreign currency exchange loss               458               225               534 Interest expense, net            3,691           3,300           3,441 Income from operations before income taxes         14,994         10,313           3,993 Provision for income taxes            4,148           3,091           2,361 Net income $       10,846 $         7,222 $         1,632 Calculation of EPS: Net income ‐ basic and diluted$       10,846 $         7,222 $         1,632 Weighted average common shares outstanding ‐ basic         89,703         89,094         84,653 Dilutive effect of stock options and restricted stock awards            2,823           2,637           2,662 Dilutive effect of 2021 Convertible Notes            1,265                     ‐                     ‐ Weighted average common shares outstanding ‐ diluted         93,791         91,731         87,315 Income per common share ‐ basic$            0.12 $           0.08 $           0.02 Income per common share ‐ diluted$            0.12 $           0.08 $           0.02 21

OPERATING  SEGMENT  RESULTS  (UNAUDITED) Three Months Ended Six Months Ended June 30,  March 31,  June 30,  June 30,  June 30,  (In thousands) 2018 2018 2017 2018 2017 Revenues Fluids systems$      179,738 $     177,379 $     150,623 $     357,117 $     286,673 Mats and integrated services          56,524          49,914          32,397        106,438          55,038 Total revenues $     236,262 $     227,293 $     183,020 $     463,555 $     341,711 Operating income (loss) Fluids systems$        13,327 $       10,477 $         5,863 $       23,804 $       12,215 Mats and integrated services           14,853          12,086          11,419          26,939          17,821 Corporate office            (9,037)           (8,725)           (9,314)         (17,762)         (18,322) Operating income $       19,143 $       13,838 $         7,968 $       32,981 $       11,714 Segment operating margin Fluids systems 7.4% 5.9% 3.9% 6.7% 4.3% Mats and integrated services 26.3% 24.2% 35.2% 25.3% 32.4% 22

CONSOLIDATED  BALANCE  SHEETS  (UNAUDITED) (In thousands, except share data) June 30, 2018 December 31, 2017 ASSETS Cash and cash equivalents$                           71,722 $                          56,352 Receivables, net 252,154                            265,866 Inventories 189,571                            165,336 Prepaid expenses and other current assets 20,492                              17,483 Total current assets 533,939  505,037  Property, plant and equipment, net  316,062  315,320  Goodwill 44,020  43,620  Other intangible assets, net  27,622  30,004  Deferred tax assets 4,484  4,753  Other assets 3,587  3,982  Total assets$                         929,714 $                        902,716 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt$                             3,584 $                            1,518 Accounts payable 93,254                              88,648 Accrued liabilities 39,769                              68,248 Total current liabilities 136,607  158,414  Long‐term debt, less current portion 193,636  158,957  Deferred tax liabilities 36,158  31,580  Other noncurrent liabilities 8,590  6,285  Total liabilities 374,991  355,236  Common stock, $0.01 par value (200,000,000 shares authorized  and 106,071,255 and 104,571,839 shares issued, respectively 1,061  1,046  Paid‐in capital 611,667  603,849  Accumulated other comprehensive loss (63,097) (53,219) Retained earnings  134,589  123,375  Treasury stock, at cost (15,513,806 and 15,366,504 shares,  respectively) (129,497) (127,571) Total stockholders’ equity 554,723  547,480  Total liabilities and stockholders' equity$                         929,714 $                        902,716 23

CONSOLIDATED  STATEMENTS  OF  CASH  FLOWS  (UNAUDITED) Six Months Ended June 30, (In thousands) 2018 2017 Cash flows from operating activities: Net income$           18,068 $                649 Adjustments to reconcile net income to net cash provided by operations: Depreciation and amortization             22,755             19,244 Stock‐based compensation expense               4,848               5,874 Provision for deferred income taxes                   243             (3,672) Net provision for doubtful accounts               1,229               1,412 Gain on sale of assets                 (371)             (1,266) Amortization of original issue discount and debt issuance costs               2,643               2,679 Change in assets and liabilities: Increase in receivables              (1,185)           (48,612) Increase in inventories            (21,459)           (10,500) Increase in other assets              (3,417)             (2,773) Increase in accounts payable               6,659            15,590 Increase (decrease) in accrued liabilities and other              (9,326)            43,685 Net cash provided by operating activities             20,687            22,310 Cash flows from investing activities: Capital expenditures            (24,458)           (16,644) Refund of proceeds from sale of a business            (13,974)                        ‐ Proceeds from sale of property, plant and equipment                   920               1,222 Business acquisitions, net of cash acquired                 (249)                        ‐ Net cash used in investing activities            (37,761)           (15,422) Cash flows from financing activities: Borrowings on lines of credit            203,716                        ‐ Payments on lines of credit          (171,796)                        ‐ Debt issuance costs                    (11)                 (335) Proceeds from employee stock plans               3,700               1,517 Purchases of treasury stock              (3,074)             (2,382) Other financing activities               2,515               2,333 Net cash provided by financing activities             35,050               1,133 Effect of exchange rate changes on cash              (2,926)               2,017 Net increase in cash, cash equivalents, and restricted cash             15,050            10,038 Cash, cash equivalents, and restricted cash at beginning of period             65,460            95,299 Cash, cash equivalents, and restricted cash at end of period $          80,510 $        105,337 24

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

To help understand the Company's financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles ("GAAP") with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital.

We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	Twelve Months Ended December 31,					Six Months Ended June 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Net income (loss) from continuing operations (GAAP) (1)	$ 65,323	$ 102,278	$ (90,828)	$ (40,712)	$ (6,148)	$ 18,068
(Gain) loss from disposal of discontinued operations, net of tax	-	(22,117)	-	-	17,367	-
(Income) from discontinued operations, net of tax	(12,701)	(1,152)	-	-	-	-
Interest expense, net	11,279	10,431	9,111	9,866	13,273	6,991
Provision (benefit) for income taxes	28,725	41,048	(21,398)	(24,042)	4,893	7,239
Depreciation and amortization	39,764	41,175	43,917	37,955	39,757	22,755
EBITDA (non-GAAP) (1)	$ 132,390	$ 171,663	$ (59,198)	$ (16,933)	$ 69,142	$ 55,053

(1) 2015 net loss and EBITDA included $88.7 million of pre-tax charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation. 2016 net loss and EBITDA included $13.8 million of net pre-tax charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	Twelve Months Ended December 31,					Six Months Ended June 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (2)	$ 72,604	$ 95,600	$ (86,770)	$ (43,631)	$ 27,580	$ 23,804
Depreciation and amortization	26,679	22,934	22,108	20,746	21,566	10,607
EBITDA (non-GAAP) (2)	99,283	118,534	(64,662)	(22,885)	49,146	34,411
Revenues	926,392	965,049	581,136	395,461	615,803	357,117
Operating Margin (GAAP)	7.8%	9.9%	-14.9%	-11.0%	4.5%	6.7%
EBITDA Margin (non-GAAP)	10.7%	12.3%	-11.1%	-5.8%	8.0%	9.6%

Mats and Integrated Services	Twelve Months Ended December 31,					Six Months Ended June 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (3)	$ 49,394	$ 70,526	$ 24,949	$ 14,741	$ 40,491	$ 26,939
Depreciation and amortization	10,501	15,507	18,869	14,227	14,991	10,361
EBITDA (non-GAAP) (3)	59,895	86,033	43,818	28,968	55,482	37,300
Revenues	115,964	153,367	95,729	76,035	131,960	106,438
Operating Margin (GAAP)	42.6%	46.0%	26.1%	19.4%	30.7%	25.3%
EBITDA Margin (non-GAAP)	51.6%	56.1%	45.8%	38.1%	42.0%	35.0%

(2) 2015 Fluids Systems operating results and EBITDA included $82.7 million of pre-tax charges associated with goodwill and other asset impairments and workforce reductions. 2016 Fluids Systems operating results and EBITDA included $15.6 million of pre-tax charges associated with asset impairments and workforce reductions.

(3) 2015 Mats and Integrated Services operating results and EBITDA included $0.7 million of pre-tax charges associated with workforce reductions. 2016 Mats and Integrated Services operating results and EBITDA included $0.3 million of pre-tax charges associated with workforce reductions.

26

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following table reconciles the Company's ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company's ratio of net debt to capital:

Consolidated			**December 31,**			**June 30,**
(In thousands)	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**
Current debt	$ 12,867	$ 11,648	$ 7,382	$ 83,368	$ 1,518	$ 3,584
Long-term debt, less current portion	170,009	170,462	171,211	72,900	158,957	193,636
Total Debt	182,876	182,110	178,593	156,268	160,475	197,220
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	554,723
Total Capital	$ 763,930	$ 807,568	$ 698,852	$ 656,811	$ 707,955	$ 751,943
Ratio of Total Debt to Capital	23.9%	22.6%	25.6%	23.8%	22.7%	26.2%
Total Debt	$ 182,876	$ 182,110	$ 178,593	$ 156,268	$ 160,475	$ 197,220
Less: cash and cash equivalents	(65,840)	(85,052)	(107,138)	(87,878)	(56,352)	(71,722)
Net Debt	117,036	97,058	71,455	68,390	104,123	125,498
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	554,723
Total Capital, Net of Cash	$ 698,090	$ 722,516	$ 591,714	$ 568,933	$ 651,603	$ 680,221
Ratio of Net Debt to Capital	16.8%	13.4%	12.1%	12.0%	16.0%	18.4%

27

EXPERIENCED  LEADERSHIP • Paul Howes President & Chief Executive Officer • Gregg Piontek Senior Vice President & Chief Financial Officer • Mark Airola Senior Vice President, General Counsel & Administration  Officer • Phil Vollands President  Fluids Systems • Bruce Smith Chief Technology Marketing Officer • Matthew Lanigan President  Mats & Integrated Services • Ida Ashley Vice President, Human Resources • Chip Earle Vice President and Executive Advisor 28

MANAGEMENT  BIOGRAPHIES Paul L. Howes, President & CEO:Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in  March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense  industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005  until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and  private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, aprimary  chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this,  from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink  company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the  American Petroleum Institute (API) and the National Association of Manufacturers (NAM).  He was previously Chairman of the  General Membership Committee and a member of the Executive Committee of the API.   Additionally, Mr. Howes was also a previous  member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, SVP & CFO:  Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting  Officer from April 2007 to October 2011.  Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of  Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and  Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General  Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public  Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration  degree from Marquette University.  Mark J. Airola, SVP, GC & Admin Officer:  Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief  Administrative Officer.  Mr. Airola was named Senior Vice President in February of 2011.  Prior to joining Newpark, Mr. Airola was  Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of  Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility  for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. 29

MANAGEMENT  BIOGRAPHIES Phillip T. Vollands, President, Fluids Systems:  Phil joined Newpark in October 2013 as President, North America Fluids Systems and  became President, Western Hemisphere in 2016. Prior to Newpark, he was Vice President, Tubular Running Services for  Weatherford International from 2010 to 2013. Previously, from 1997 to 2010, he served in a variety of sales and operational roles of  increasing responsibility for National Oilwell Varco including VP Power Generation Division and VP Global Strategic Accounts. Phil  started his oilfield career as a wireline logging engineer working primarily in the North Sea. He brings over 25 years of global oilfield  service experience that span multiple disciplines with a strong track record in driving profitable growth across the globe. Phil holds  a BA in Engineering Science from Oxford University and MA (Oxon). Bruce C. Smith, Chief Technology Marketing Officer:  Bruce has been in the drilling fluids industry since 1973 and has held many  technical, operational and leadership positions during this 35 year period.  Bruce joined Newpark in April 1998 as Vice President  International and served as President of Newpark Drilling Fluids from October 2000 – June 2017. Prior to joining Newpark, Mr. Smith  was the Managing Director of the UK operations of M‐I SWACO. Matthew Lanigan, President Mats and Integrated Services:  Matthew joined Newpark in April 2016, as President of Newpark Mats  & Integrated Services.  Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions  Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he  accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the  Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of  GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for  this role included developing cross‐organizational synergies and market entry strategies. 30

MANAGEMENT  BIOGRAPHIES Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of  experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers  & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M‐I SWACO  and Schlumberger.  Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith  International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from  August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and  her Bachelors of Arts in Modern Languages from Texas A&M in 1991. Edward “Chip” Earle, Vice President and Executive Advisor:  Chip joined Newpark in August 2018 as Vice President and Executive  Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief  Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after  working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global  Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained  at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich  & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD form the University of  Texas in 2001.  31

BOARD  OF  DIRECTORS  Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they  all share the personal attributes of effective directors.  They each hold themselves to the highest standards of  integrity and are committed to the long‐term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company Chairman of the Board G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP GARY L. WARREN Retired Senior Vice President, Weatherford Please visit our website for full biographies of our Board. 32

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